UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2023

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Phipps Tower,
3438 Peachtree Road NE, Suite 1800
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)
(678) 791-1000
(Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with organizational restructuring, Carter’s, Inc. (the “Company”) is announcing the departure of Patrick Q. Moore, Executive Vice President, North America Retail. Kendra D. Krugman has assumed responsibility for the Company’s North America Retail business in addition to her current responsibilities as Executive Vice President, Merchandising & Design. The Company made this organizational change on February 27, 2023, to better align its merchandising strategies and business processes to improve the customer experience with its brands.

Mr. Moore’s separation, effective March 17, 2023, will be treated as an involuntary termination without cause consistent with his existing severance agreement with the Company, a form of which was filed with the United States Securities and Exchange Commission (the “SEC”) as Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed on October 29, 2015.

Mr. Moore will enter into a separation agreement with the Company, confirming his severance benefits and post-termination obligations under his existing severance agreement as well as a customary release of claims. The severance benefits he is entitled to are consistent with a termination without cause, as further described under the heading “Compensation Discussion and Analysis – Severance Agreements with NEOs” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 8, 2022.

Ms. Krugman joined the Company in 2007 and has served in several merchandising positions, including Senior Vice President, Carter’s Brands and Licensing. In 2018, Ms. Krugman joined the Company’s Leadership Team as Executive Vice President, Merchandising & Design.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

101	Cover Page Interactive Data File - the cover page tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 3, 2023	CARTER’S, INC.

		By:	/s/ Antonio D. Robinson
		Name:	Antonio D. Robinson
		Title:	Senior Vice President, General Counsel and Secretary